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                                                                Exhibit 99.16

                   MONTHLY CERTIFICATEHOLDERS' STATEMENT

                   FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-4
             -----------------------------------------------------

                 Monthly Period:                  5/1/02 to
                                                  5/31/02
                 Distribution Date:               6/18/02
                 Transfer Date:                   6/17/02

  Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Monthly Distribution.

       1. The total amount of the distribution
          to Certificateholders on the Distribution
          Date per $1,000 original certificate
          principal amount
                                         Class A                        $1.57889
                                         Class B                        $1.72389
                                         Excess Collateral Amount       $1.88500

       2. The amount of the distribution set
          forth in paragraph 1 above in respect
          of interest on the Certificates, per
          $1,000 original certificate principal
          amount
                                          Class A                       $1.57889
                                          Class B                       $1.72389
                                          Excess Collateral Amount      $1.88500


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 2

     3. The amount of the distribution set forth
        in paragraph 1 above in respect of principal
        on the Certificates, per $1,000 original
        certificate principal amount
                                     Class A                            $0.00000
                                     Class B                            $0.00000
                                     Excess Collateral Amount           $0.00000

B.   Information Regarding the Performance of the Trust.

     1. Allocation of Principal Receivables.

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates
                                     Class A                     $102,740,643.50
                                     Class B                       $9,261,935.35
                                     Excess Collateral Amount     $11,744,515.92
                                                             -------------------
                                     Total                       $123,747,094.77

     2. Allocation of Finance Charge Receivables

        (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the
             Certificates

                                     Class A                      $10,109,662.92
                                     Class B                         $911,372.96
                                     Excess Collateral Amount      $1,155,658.50
                                                             -------------------
                                     Total                        $12,176,694.38

        (b1) Principal Funding Investment Proceeds
             (to Class A)                                                  $0.00
        (b2) Withdrawals from Reserve Account
             (to Class A)                                                  $0.00
                                                             -------------------
             Class A Available Funds                              $10,109,662.92

        (c1) Principal Funding Investment Proceeds
             (to Class B)                                                  $0.00
        (c2) Withdrawals from Reserve Account
             (to Class B)                                                  $0.00
             Class B Available Funds                                 $911,372.96

        (d1) Principal Funding Investment Proceeds
             (to CIA)                                                      $0.00
        (d2) Withdrawals from Reserve Account
             (to CIA)                                                      $0.00
             CIA Available Funds                                   $1,155,658.50

        (e1) Total Principal Funding Investment Proceeds                   $0.00
        (e2) Investment Earnings on deposits to Reserve
             Account                                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-4
Page 3

   3. Principal Receivable / Investor Percentages

      (a) The aggregate amount of Principal
          Receivables in the Trust as of 05/31/02            $32,386,871,865.69


      (b) Invested Amount as of
          05/31/02 (Adjusted Class A
          Invested Amount during
          Accumulation Period)
                                     Class A                    $700,000,000.00
                                     Class B                     $63,253,000.00
                                     Excess Collateral Amount    $80,121,000.00
                                                              -----------------
                                     Total                      $843,374,000.00

      (c) The Floating Allocation
          Percentage:
                                     Class A                              2.152%
                                     Class B                              0.194%
                                     Excess Collateral Amount             0.246%
                                                              -----------------
                                     Total                                2.592%

      (d) During the Accumulation Period: The
          Invested Amount as of ______ (the last
          day of the Revolving Period)
                                     Class A                              $0.00
                                     Class B                              $0.00
                                     Excess Collateral Amount             $0.00
                                                              -----------------
                                     Total                                $0.00

      (e) The Fixed/Floating Allocation Percentage:
                                     Class A                              2.152%
                                     Class B                              0.194%
                                     Excess Collateral Amount             0.246%
                                                              -----------------
                                     Total                                2.592%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 4

   4. Delinquent Balances.

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                           $422,735,187.23
      (b) 60 - 89 days                                           $312,708,031.38
      (c) 90 - 119 days                                          $238,913,440.88
      (d) 120 - 149 days                                         $197,366,919.81
      (e) 150 - 179 days                                         $175,940,512.38
      (f) 180 or more days                                                 $0.00
                                       Total                   $1,347,664,091.68

   5. Monthly Investor Default Amount.

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount
          (the aggregate "Investor Default Amount")

                                       Class A                     $3,623,014.91
                                       Class B                       $326,610.08
                                       Excess Collateral Amount      $414,155.05
                                                                 ---------------
                                       Total                       $4,363,780.04


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the Excess Collateral Amount

                                       Class A                             $0.00
                                       Class B                             $0.00
                                       Excess Collateral Amount            $0.00
                                                                 ---------------
                                       Total                               $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-4
Page 5

    (b)  The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                     Class A                              $0.00
                                     Class B                              $0.00
                                     Excess Collateral Amount             $0.00
                                                                ---------------
                                     Total                                $0.00


 7.  Investor Servicing Fee
     (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                     Class A                        $875,000.00
                                     Class B                         $79,066.25
                                     Excess Collateral Amount       $100,151.25
                                                                ---------------
                                     Total                        $1,054,217.50


 8.  Reallocated Principal Collections
         The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
         Investor Charge-Offs for the prior month.

                                     Class B                              $0.00
                                     Excess Collateral Amount             $0.00
                                                                ---------------
                                     Total                                $0.00

 9.  Excess Collateral Amount
     (a) The amount of the Excess Collateral Amount as of the
         close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding
         month                                                   $80,121,000.00

 10. The Portfolio Yield
       The Portfolio Yield for the related Monthly Period                 10.79%

 11. The Base Rate
       The Base Rate for the related Monthly Period                        4.01%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-4
Page 6


C   Information Regarding the Principal Funding Account

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      06/01/2005

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                       8.00

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $843,374,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account


          Beginning Balance                                               $0.00
             Plus:  Principal Collections for related Monthly
                    Period from Principal Account                          0.00
             Plus:  Interest on Principal Funding Account
                    Balance forrelated Monthly Period                      0.00

             Less:  Withdrawals to Finance Charge Account                  0.00
             Less:  Withdrawals to Distribution Account                    0.00
                                                                ---------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall

                The Controlled Deposit Amount for the previous
                Monthly Period                                            $0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                   $0.00

                Accumulation Shortfall                                    $0.00
                                                                ---------------
                Aggregate Accumulation Shortfalls                         $0.00

      4.  Principal Funding Investment Shortfall

                Covered Amount                                            $0.00

          Less: Principal Funding Investment Proceeds                     $0.00
                                                                ---------------
                Principal Funding Investment Shortfall                    $0.00
                                                                ---------------

D. Information Regarding the Reserve Account

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MONTHLY CERTIFICATEHOLDERS' HOLDERS                               Series 1998-4
Page 7

     1. Required Reserve Account Analysis

        (a) Required Reserve Account Amount percentage                  0.00000%

        (b) Required Reserve Account Amount ($)                           $0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

        (c) Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                    $0.00

        (d) Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date                   $0.00

     2. Reserve Account Investment Proceeds
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date               $0.00

     3. Withdrawals from the Reserve Account
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer
        Date (1 (d) plus 2 above)                                         $0.00

     4. The Portfolio Adjusted Yield
        The Portfolio Adjusted Yield for the related Monthly Period        7.21%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By: /s/ Tracie Klein
                    ---------------------------
                    Tracie Klein
                    First Vice President